Exhibit 10.3

PURCHASE AGREEMENT

between

WELLS FARGO FINANCIAL RECEIVABLES, LLC,

as Transferor

and

ACE SECURITIES CORP.,

as Purchaser

Dated as of May 31, 2005

TABLE OF CONTENTS

Page

ARTICLE I
DEFINITIONS

SECTION 1.1.

DEFINITIONS

1

SECTION 1.2.

OTHER INTERPRETIVE PROVISIONS

2

ARTICLE II
PURCHASE AND SALE OF RECEIVABLES

SECTION 2.1.

PURCHASE AND SALE OF RECEIVABLES.

2

SECTION 2.2.

RECEIVABLES PURCHASE PRICE

3

SECTION 2.3.

TRANSFEROR’S REPURCHASE RIGHT

3

SECTION 2.4.

EXPENSES

3

ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1.

REPRESENTATIONS AND WARRANTIES OF PURCHASER

4

SECTION 3.2.

REPRESENTATIONS AND WARRANTIES OF TRANSFEROR

5

SECTION 3.3.

REPRESENTATIONS AND WARRANTIES AS TO EACH

RECEIVABLE

7

SECTION 3.4.

REPURCHASE UPON BREACH

11

SECTION 3.5.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO

REVISED ARTICLE 9

12

ARTICLE IV
CONDITIONS

SECTION 4.1.

CONDITIONS TO OBLIGATION OF THE PURCHASER

13

SECTION 4.2.

CONDITIONS TO OBLIGATION OF THE TRANSFEROR

15

SECTION 4.3.

TERMINATION OF OBLIGATIONS

15

ARTICLE V
COVENANTS OF TRANSFEROR

SECTION 5.1.

PROTECTION OF TITLE TO TRANSFEROR ASSETS

16

SECTION 5.2.

NONPETITION COVENANT

18

ARTICLE VI
INDEMNIFICATION AND CONTRIBUTION

SECTION 6.1.

INDEMNIFICATION

18

SECTION 6.2.

CONTRIBUTION

20

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1.

OBLIGATIONS OF TRANSFEROR

21

SECTION 7.2.

TRANSFEROR’S ASSIGNMENT OF PURCHASED

RECEIVABLES

22

SECTION 7.3.

SUBSEQUENT TRANSFER TO ISSUER AND INDENTURE

TRUSTEE

22

SECTION 7.4.

AMENDMENT

22

SECTION 7.5.

WAIVERS

23

SECTION 7.6.

NOTICES

23

SECTION 7.7.

COSTS AND EXPENSES

23

SECTION 7.8.

REPRESENTATIONS TO TRANSFEROR

24

SECTION 7.9.

GOVERNING LAW

24

SECTION 7.10.

COUNTERPARTS

24

SECTION 7.11.

THIRD PARTY BENEFICIARIES

24

PURCHASE AGREEMENT

THIS PURCHASE AGREEMENT (as from time to time amended, supplemented or otherwise modified and in effect, this “Agreement”) is made as of this 31st day of May, 2005 by and between WELLS FARGO FINANCIAL RECEIVABLES, LLC, a Delaware limited liability company (the “Transferor”), and ACE SECURITIES CORP., a Delaware corporation (the “Purchaser”).

WHEREAS, in the regular course of its business, Loans were originated by one of the Originators either directly or through dealers;

WHEREAS, in the regular course of its business, Wells Fargo Financial Acceptance, Inc. (“WFFA”) acquired the Loans directly from the Originators;

WHEREAS, in the regular course of its business, Transferor acquired a portfolio of the Loans directly from WFFA;

WHEREAS, Purchaser desires to purchase from Transferor such portfolio of Loans; and

WHEREAS, Transferor is willing to sell such portfolio of Loans to Purchaser.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

ARTICLE I
DEFINITIONS

SECTION 1.1.

DEFINITIONS.  Capitalized terms used but not defined herein are used in this Agreement as defined in Appendix X to the Sale and Servicing Agreement among Wells Fargo Financial Auto Owner Trust 2005-A, as Issuer, the Purchaser, as Seller, Wells Fargo Financial, Inc., as Master Servicer, and JPMorgan Chase Bank, N.A., as Indenture Trustee as the same may be amended and supplemented from time to time.  As used in this agreement, the following terms shall, unless the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms of the terms defined):

“BASE PROSPECTUS” means the base prospectus dated June 7, 2005, relating to the Notes.

“PROSPECTUS SUPPLEMENT” means the prospectus supplement dated June 10, 2005, relating to the Notes.

“REGISTRATION STATEMENT” means the registration statement on Form S-3 (File No. 333-119047) filed by the Seller with the Commission on September 16, 2004, as amended by Amendment No. 1, filed by the Seller with the Commission on September 23, 2004.

“UNDERWRITERS’ INFORMATION” means the information set forth in the table following the third paragraph of text and the fourth, fifth, sixth and seventh paragraphs of text under the caption “Underwriting” in the Prospectus Supplement.

SECTION 1.2.

OTHER INTERPRETIVE PROVISIONS.  For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under GAAP; (b) terms defined in Article 9 of the UCC and not otherwise defined in this Agreement are used as defined in that Article; (c) the words “hereof,” “herein” and “hereunder” and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule or Exhibit are references to Articles, Sections, Schedules and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term “including” means “including without limitation”; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person’s successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

ARTICLE II
PURCHASE AND SALE OF RECEIVABLES

SECTION 2.1.

PURCHASE AND SALE OF RECEIVABLES.

Effective as of the Closing Date and immediately prior to the transactions pursuant to the Indenture, the Sale and Servicing Agreement and the Trust Agreement, Transferor does hereby sell, transfer, assign, set over and otherwise convey to Purchaser, without recourse (subject to the obligations herein) (the “Transferor Assets”):

(a)

all right, title and interest of Transferor in and to the Receivables, and all monies received thereon after the Cutoff Date;

(b)

all right, title and interest of Transferor in the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and any other interest of Transferor in the Financed Vehicles and any other property that shall secure the Receivables;

(c)

the interest of Transferor in any proceeds with respect to the Receivables from claims on any Insurance Policies covering Financed Vehicles or the Obligors or from claims under any lender’s single interest insurance policy naming Transferor as an insured;

(d)

the interest of Transferor in any proceeds from (i) any Receivable repurchased by a Dealer pursuant to a Dealer Agreement as a result of a breach of representation or warranty in the related Dealer Agreement, (ii) a default by an Obligor resulting in the repossession of the Financed Vehicle under the applicable Loans or (iii) any Dealer Recourse or other rights relating to the Receivables under Dealer Agreements;

(e)

all right, title and interest of Transferor in any instrument or document relating to the Receivables;

(f)

all rights but not the obligations of Transferor under the Sale Agreement; and

(g)

the proceeds of any and all of the foregoing.

The sale, transfer, assignment, setting over and conveyance made hereunder shall not constitute and is not intended to result in an assumption by Purchaser of any obligation of Transferor to the Obligors, the Dealers or any other Person in connection with the Receivables and the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

It is the express intention of Transferor and Purchaser that (a) the assignment and transfer herein contemplated constitute a sale of the Receivables and the other Transferor Assets described above, conveying good title thereto free and clear of any liens, encumbrances, security interests or rights of other Persons, from Transferor to Purchaser and (b) the Receivables and the other Transferor Assets described above not be a part of Transferor’s estate in the event of a bankruptcy or insolvency of Transferor.  If, notwithstanding the intention of Transferor and Purchaser, such conveyance is deemed to be a pledge in connection with a financing or is otherwise deemed not to be a sale, Transferor hereby grants, and the parties intend that Transferor shall have granted to the Purchaser, a first priority perfected security interest in all of Transferor’s right, title and interest in the items of the Transferor Assets and all proceeds of the foregoing, and that this Agreement shall constitute a security agreement under applicable law and the Purchaser shall have all of the rights and remedies of a secured party and creditor under the UCC as in force in the relevant jurisdictions.  Notwithstanding the foregoing, the Transferor intends on treating the sale of the Transferor Assets to the Purchaser as a financing for accounting purposes.

SECTION 2.2.

RECEIVABLES PURCHASE PRICE.  In consideration for the Transferor Assets, Purchaser shall, on the Closing Date, pay to Transferor the Receivables Purchase Price.  The “Receivables Purchase Price” shall be $998,049,687 in cash and the Certificates.

SECTION 2.3.

TRANSFEROR’S REPURCHASE RIGHT.  The Transferor shall have the right to repurchase, in the aggregate, Receivables that constitute up to 2.00% of the Original Pool Balance, exercisable at any time as of the first day of a calendar month; provided, however, that the Receivables repurchased pursuant to this Section 2.3 shall not include any Receivables repurchased pursuant to Section 3.4.

SECTION 2.4.

EXPENSES.  The Transferor shall pay (or shall reimburse the Purchaser or an affiliate on its behalf to the extent that the Purchaser of such affiliate shall pay) for certain of the expenses of the Purchaser in connection with the issuance and sale of the Notes and any taxes payable in connection therewith, including: (i) expenses incident to the preparing, printing, reproducing and distributing of the Preliminary Prospectus and the Prospectus, (ii) the fees and expenses of qualifying the Notes under the securities laws of the several jurisdictions and of preparing, printing and distributing any blue sky survey (including related fees and expenses of counsel to the Underwriter), (iii) any fees charged by Moody’s, Fitch and Standard & Poor’s in connection with the rating of the Notes, (iv) the fees of DTC in connection with the book-entry registration of the Notes, (v) the fees and disbursements of the Indenture Trustee and the Owner Trustee and their respective counsels, (vi) the fees and disbursements of the accountants, (vii) the fees and disbursements of McKee Nelson LLP, counsel to the Purchaser and Underwriter, in connection with the purchase of the Receivables hereunder and the issuance and sale of the Notes and (viii) the filing fee charged by the SEC for registration of the Notes; provided, that the Purchaser or the Underwriter shall pay any transfer taxes on the Notes which the Underwriter may resell and the expenses of advertising any offering of the Notes made by the Purchaser or the Underwriter.

ARTICLE III
REPRESENTATIONS AND WARRANTIES

SECTION 3.1.

REPRESENTATIONS AND WARRANTIES OF PURCHASER.  Purchaser hereby makes the following representations and warranties upon which Transferor may rely.  Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to Purchaser.

(a)

Organization and Good Standing.  Purchaser has been duly organized and is validly existing as a corporation in good standing under the laws of the State of Delaware and has the power and authority to execute and deliver this Agreement and to perform the terms and provisions hereof.

(b)

Power and Authority.  Purchaser has full power, authority and legal right to execute, deliver and perform this Agreement and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement.

(c)

No Consent Required.  No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance by Purchaser of this Agreement or the consummation of the transactions contemplated hereby.

(d)

Binding Obligation.  This Agreement has been duly executed and delivered by Purchaser and this Agreement constitutes a legal, valid and binding obligation of Purchaser, enforceable against Seller in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting the enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

(e)

No Violation.  The execution, delivery and performance by Purchaser of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any breach of the material terms and provisions of, constitute (with or without notice or lapse of time) a material default under or result in the creation or imposition of any Lien under any of its material properties pursuant to the terms of, (i) the charter or bylaws of Purchaser, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Purchaser is a party or by which Purchaser is bound or to which any of its properties are subject, or (iii) any law, order, rule or regulation applicable to Purchaser of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Purchaser.

(f)

No Proceedings.  There are no proceedings or investigations pending, or, to the knowledge of Purchaser, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Purchaser or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Purchaser of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or (iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

SECTION 3.2.

REPRESENTATIONS AND WARRANTIES OF TRANSFEROR.  Transferor hereby makes the following representations and warranties upon which Purchaser may rely.  Such representations are made as of the execution and delivery of this Agreement, but shall survive the sale, transfer and assignment of the Receivables to Purchaser.

(a)

Organization and Good Standing.  Transferor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware and has the power and authority to execute and legal right to own its properties and conduct its motor vehicle retail installment sale contract business as such properties are at present owned and such business is at present conducted and had at all relevant times, and has, power, authority and legal right to acquire, own and sell the Transferor Assets pursuant to the terms of this Agreement.

(b)

Due Qualification.  The Transferor is duly qualified to do business as a foreign limited liability company and is in good standing, and has obtained all necessary licenses and approvals in all jurisdictions in which the ownership or lease of property or the conduct of its business shall require such qualifications and in which the failure to do so would materially and adversely affect the Purchaser’s performance of its obligations under, the validity or enforceability of, this Agreement or the Transferor Assets.

(c)

Power and Authority.  Transferor has the power, authority and legal right to execute and deliver this Agreement and to carry out its terms and to sell and assign the Transferor Assets; and the execution, delivery and performance of this Agreement has been duly authorized by Transferor by all necessary limited liability company action.

(d)

No Consent Required.  No approval, authorization, consent, license or other order or action of, or filing or registration with, any governmental authority, bureau or agency is required in connection with the execution, delivery or performance of this Agreement or the consummation of the transactions contemplated hereby or thereby, other than the filing of UCC financing statements.

(e)

Valid Sale; Binding Obligation.  Transferor intends this Agreement to effect a valid sale, transfer, and assignment of the Receivables and the other properties and rights included in the Transferor Assets conveyed by Transferor to Purchaser hereunder, enforceable against creditors of and purchasers from Transferor; and this Agreement constitutes a legal, valid and binding obligation of Transferor, enforceable against Transferor in accordance with its terms, subject, as to enforceability, to applicable bankruptcy, insolvency, reorganization, conservatorship, receivership, liquidation and other similar laws affecting enforcement of the rights of creditors generally and to equitable limitations on the availability of specific remedies.

(f)

No Violation.  The execution, delivery and performance by Transferor of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, result in any material breach of any of the terms and provisions of, constitute (with or without notice or lapse of time) a material default under, or result in the creation or imposition of any Lien upon any of its material properties pursuant to the terms of, (i) the certificate of formation or limited liability company agreement of Transferor, (ii) any material indenture, contract, lease, mortgage, deed of trust or other instrument or agreement to which Transferor is a party or by which Transferor is bound, or (iii) any law, order, rule or regulation applicable to Transferor of any federal or state regulatory body, any court, administrative agency, or other governmental instrumentality having jurisdiction over Transferor.

(g)

No Proceedings.  There are no proceedings or investigations pending, or, to the knowledge of Transferor, threatened, before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over Transferor or its properties: (i) asserting the invalidity of this Agreement or the transactions contemplated herein, (ii) seeking to prevent the consummation of any of the transactions by this Agreement, (iii) seeking any determination or ruling that might materially and adversely affect the performance by Transferor of its obligations under, or the validity or enforceability of, this Agreement or the transactions contemplated herein, or (iv) that may materially and adversely affect this Agreement or the transactions contemplated hereby.

(h)

Compliance with Requirements of Law.  The Transferor shall duly satisfy all obligations on its part to be fulfilled under or in connection with each Receivable, will maintain in effect all qualifications required under Requirements of Law and will comply in all material respects with all other Requirements of Law the failure to comply with which would have a material adverse effect on the Transferor’s performance of its obligations under this Agreement.

(i)

Chief Executive Office.  The chief executive office of Transferor is set forth in Exhibit A attached hereto.

(j)

Official Record.  This Agreement and all other documents related hereto to which Transferor is a party have been approved by Transferor’s board of managers, which approval is reflected in the minutes or unanimous written consent of such board, and shall continuously from time to time of each such document’s execution, be maintained as an official record of Transferor.

SECTION 3.3.

REPRESENTATIONS AND WARRANTIES AS TO EACH RECEIVABLE.  Transferor hereby makes the following representations and warranties as to each Receivable conveyed by it to Purchaser hereunder on which Purchaser shall rely in acquiring the Receivables.  Such representations and warranties shall survive the sale, transfer and assignment of the Receivables to Purchaser hereunder, the subsequent sale, transfer and assignment of the Receivables to Issuer under the Sale and Servicing Agreement, and the pledge thereof to Indenture Trustee pursuant to the Indenture.

(a)

Good Title.  It is the intention of Transferor that the transfer and assignment herein contemplated constitute a sale of the Receivables from Transferor to Purchaser and that the beneficial interest in and title to the Receivables not be part of Transferor’s estate in the event of the filing of a bankruptcy petition by or against Transferor under any bankruptcy law.  No Receivable has been sold, transferred, assigned, or pledged by Transferor to any Person other than Purchaser.  Immediately prior to the transfer and assignment herein contemplated, Transferor was the sole owner of and had good and marketable title to the Receivable free and clear of any Lien and had full right and power to transfer and assign the Receivable to Purchaser and immediately upon the transfer and assignment of the Receivable to Purchaser, Purchaser shall have good and marketable title to the Receivable, free and clear of any Lien; and Purchaser’s interest in the Receivable resulting from the transfer has been perfected under the UCC.

(b)

No Assignment.  As of the Closing Date, Transferor shall not have taken any action to convey any right to any Person that would result in such Person having a right to payments received under the Insurance Policies or Dealer Agreements, or payments due under the Receivable.

(c)

Past Due.  At the Cutoff Date, no Receivable was more than 30 days past due.

(d)

Characteristics of Loans.  As of the date of origination, each Receivable (i) was originated by a Dealer in the ordinary course of such Dealer’s business and such Dealer had all necessary licenses and permits to originate Receivables in the state where such Dealer was located; (ii) was duly and properly executed by the parties thereto, was purchased by the Originator from a Dealer under an existing agreement with a Dealer pursuant to which the Originator acquired Receivables in the ordinary course of business with the Originator and was validly assigned by such Dealer to the Originator; (iii) contains customary and enforceable provisions such as to render the rights and remedies of the holder thereof adequate for realization against the collateral security; (iv) is fully amortizing and provides for level monthly payments (provided that the payment in the first monthly period and the final monthly period of the life of the Receivable may be minimally different from the level payment) which, if made when due shall fully amortize the amount financed over the original term and yield interest at the Contract Rate; (v) is a fixed rate, simple interest loan; and (vi) shall provide for, in the event that such Receivable is prepaid, a prepayment that fully pays the principal balance and includes any accrued and unpaid interest due pursuant to the related contract through the date of prepayment in an amount at least equal to the Contract Rate.

(e)

Individual Characteristics.  The Receivables have the following individual characteristics as of the Cutoff Date; (i) each Receivable has a Contract Rate of not less than 5.00% and not more than 30.00%; (ii) each Receivable had an original term to maturity of not more than 72 months and each Receivable has a remaining term to maturity, as of the Cutoff Date, of not less than a month; (iii) each Receivable has a Cutoff Date Principal Balance of not less than $250 and no more than $40,000; (iv) no Receivable has a scheduled maturity date later than June 2011; (v) each Receivable was originated after January 1, 2001; and (vi) the Dealer of the Financed Vehicle has no participation in, or other right to receive, any proceeds of the Receivable.

(f)

No Fraud or Misrepresentation.  Each Receivable was sold by the Dealer to the Originator without any fraud or misrepresentation on the part of such Dealer.

(g)

Compliance With Law.  All requirements of applicable federal, state and local laws, and regulations thereunder (including, without limitation, usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board’s Regulations “B”, “M” and “Z”, state unfair and deceptive practices and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws) in respect of all of the Receivables, have been complied with in all material respects, and each Receivable complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

(h)

Origination.  Each Receivable was originated in the United States.

(i)

Binding Obligation.  As of the Cutoff Date, each Receivable represents the genuine, legal, valid and binding payment obligation of the Obligor, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or similar laws affecting the enforcement of creditors’ rights generally and by equitable limitations on the availability of specific remedies, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(j)

No Government Obligor.  No Obligor is the United States of America or any State or any agency, department, subdivision or instrumentality thereof.

(k)

Obligor Bankruptcy.  As of the Cutoff Date, no Obligor is identified on the records of the Transferor or an Originator as being the subject of a current bankruptcy proceeding.

(l)

Receivable Schedule.  The information regarding the Receivables set forth in the Schedule of Receivables is true and correct in all material respects as of the close of business on the Cutoff Date.

(m)

Marking Records.  By the Closing Date, the Transferor will have caused the portions of the electronic ledger relating to the Receivables to be clearly and unambiguously marked to show that the Receivables have been transferred to the Purchaser.

(n)

Adverse Selection.  No selection procedures believed by the Transferor to be adverse to the Purchaser or the Noteholders were utilized in selecting the Receivables from those receivables owned by Originators or Transferor eligible for transfer to the Purchaser pursuant to this Agreement.

(o)

Obligations.  As of the Cutoff Date, the Transferor has duly fulfilled all material obligations on its part to be fulfilled under, or in connection with, the Receivable.

(p)

Chattel Paper.  Each Receivable constitutes “tangible chattel paper” within the meaning of the relevant UCC.  In the case of a Receivable constituting “tangible chattel paper” within the meaning of the relevant UCC, there is no more than one original executed copy of such Receivable, which immediately prior to the delivery thereof to the Master Servicer (as custodian) for the Issuer, was in the possession of the Transferor.

(q)

One Original.  There is only one original executed copy of each Receivable.

(r)

Receivable Files Complete.  There exists a Receivable File pertaining to each Receivable and such Receivable File contains each of the documents referred to in Section 3.3.  Each of such documents which is required to be signed by the Obligor has been signed by the Obligor in the appropriate spaces.  All applicable blanks on any form have been properly filled in and each form has otherwise been correctly prepared.  The Receivable File for each Receivable currently is in the possession of the Custodian.

(s)

Receivables in Force.  As of the Cutoff Date, (i) no Receivable has been satisfied, subordinated or rescinded, and the Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part; (ii) no provisions of any Receivable have been waived, altered or modified in any respect since its origination, except by instruments or documents identified in the Receivable File; and (iii) no Receivable has been modified as a result of application of the Servicemembers Civil Relief Act.

(t)

Lawful Assignment.  As of the Cutoff Date, no Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement to be entered into by the Purchaser.

(u)

Composition of Receivable.  No Receivable has a Principal Balance which includes capitalized interest, late charges or amounts attributable to the payment of the premium for any Physical Damage Insurance Policy.

(v)

Security Interest in Vehicle.  The applicable Originator has a first priority perfected security interest in all of the Vehicles securing the Receivables originated by the related Originator, which security interest is assignable together with such Receivable, and has been so assigned to the Transferor.  There are no Liens affecting a Vehicle which are or may be Liens prior or equal to the lien of the Receivable.

(w)

Notations of Security Interest in Vehicle.  With respect to each Receivable, if the related Vehicle is located in a state in which notation of a security interest on the title document is required or permitted to perfect such security interest, the title document shows, or if a new or replacement title document is being applied for with respect to such Vehicle, the title document will be received within 270 days of the Closing Date and will show the applicable Originator named as the original secured party under each Receivable as the holder of a first priority security interest in such Vehicle.  With respect to each such Receivable for which the title document has not yet been returned from the applicable registrar of titles, the Originator has (i) received written evidence from the related Dealer that such title document showing the Originator as first lienholder has been applied for or (ii) applied for such title document showing the Originator as first lienholder.  With respect to each Receivable, if the related Vehicle is located in a state in which the filing of a financing statement under the Uniform Commercial Code is required or permitted to perfect such security interest, such filings have been duly made and show the Originator named as the secured party.

(x)

All Filings Made.  All filings (including, without limitation, UCC filings) required to be made by any Person and actions required to be taken or performed by any Person in any jurisdiction to give the Purchaser a first priority perfected lien on, or ownership interest in, the Receivables and the proceeds thereof have been made, taken or performed.

(y)

No Impairment.  The Transferor has not done anything to convey any right to any Person that would result in such Person having a right to payments due under the Receivable or otherwise to impair the rights of the Purchaser in any Receivable or the proceeds thereof.

(z)

Receivable Not Assumable.  No Receivable is assumable by another Person in a manner which would release the Obligor thereof from such Obligor’s obligations with respect to such Receivable.

(aa)

No Defenses.  As of the Cutoff Date, no Receivable is subject to any right of rescission, setoff, counterclaim or defense and no such right has been asserted or threatened with respect to any Receivable.

(bb)

No Default.  As of the Cutoff Date, except for payment defaults continuing for a period of no more than 30 days as of the Cutoff Date, there has been no default, breach, violation or event permitting acceleration under the terms of any Receivable, and no condition exists or event has occurred and is continuing that with notice, the lapse of time or both would constitute a default, breach, violation or event permitting acceleration under the terms of any Receivable, and there has been no waiver of any of the foregoing.  As of the Cutoff Date, no Vehicle has been repossessed.

(cc)

Insurance.  Each Receivable requires the Obligor to maintain a comprehensive and collision insurance policy (i) in an amount at least equal to the lesser of (a) its maximum insurable value or (b) the principal balance due from the Obligor under the related Receivable, (ii) naming the applicable Originator as loss payee and (iii) insuring against loss and damage due to fire, theft, transportation, collision and other risks generally covered by comprehensive and collision coverage.  Each Receivable requires the Obligor to maintain physical loss and damage insurance, naming the Originator and its successors and assigns as additional insured parties.

(dd)

Paid-Ahead.  As of the Cutoff Date, any amounts paid ahead on the Receivables have been applied to the unpaid principal balance of the Receivables, as reflected in the Schedule of Receivables.

(ee)

Interest Payable.  With respect to each Receivable, interest will be charged and payable on the unpaid principal balance of the Receivable since the date of the last payment on the Receivable (and in all cases will be charged since the Cutoff Date).

(ff)

Underwriting Guidelines.  Each Receivable has been originated in accordance with the Originators’ underwriting guidelines.

(gg)

Bulk Transfer Laws.  The transfer, assignment and conveyance of the Receivables and the related Receivable Files from the Transferor to the Purchaser are not subject to the bulk transfer or any similar statutory provisions in effect in any applicable jurisdiction.

(hh)

Geographic.  No Receivable was originated by a Dealer located in any of Mississippi, Maine or Pennsylvania.

SECTION 3.4.

REPURCHASE UPON BREACH.  The Transferor or the Purchaser, as the case may be, shall inform the other party to this Agreement promptly, in writing, upon the discovery of any breach or failure to be true of the representations or warranties made by the Transferor in Section 3.3; provided that the failure to give such notice shall not affect any obligation of the Transferor.  If the breach or failure shall not have been cured by the last day of the Collection Period which includes the 60th day (or if the Transferor elects, an earlier day) after the date on which the Transferor becomes aware of, or receives written notice from the Purchaser or an assignee from the Purchaser or an assignee from of, such breach or failure, and such breach or failure materially and adversely affects the interests of the Issuer and the Holders in any Receivable, the Transferor shall repurchase each such Receivable from the Purchaser, or its successors or assigns, as of such last day of such Collection Period at a purchase price equal to the Purchase Amount for such Receivable as of such last day of such Collection Period, which amount shall be deposited in the Collection Account pursuant to the provisions of the Sale and Servicing Agreement.  Notwithstanding the foregoing, any such breach or failure with respect to the representations and warranties contained in Section 3.3 will not be deemed to have such a material and adverse effect with respect to a Receivable if the facts resulting in such breach or failure do not affect the ability of the Purchaser, or its successors or assigns, to receive and retain payment in full on such Receivable.  In consideration of the purchase of a Receivable hereunder, the Transferor shall (unless otherwise directed by the Purchaser, or its successors or assigns, in writing) deposit the Purchase Amount of such Receivable, no later than the close of business on the next Deposit Date, in the manner specified in Section 5.4 of the Sale and Servicing Agreement.  Upon the payment of such purchase price by the Transferor, the Purchaser or its assignee shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation as shall be necessary to vest in the Transferor or its designee any Receivable repurchased pursuant hereto.  The sole remedy of the Purchaser and its successor or assigns with respect to a breach or failure to be true of the warranties made by the Transferor pursuant to Section 3.3, shall be to require the Transferor to repurchase Receivables pursuant to this Section 3.4.

SECTION 3.5.

REPRESENTATIONS AND WARRANTIES WITH RESPECT TO REVISED ARTICLE 9 .  The Transferor hereby makes the following representations and warranties:

(a)

This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables in favor of the Purchaser, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Transferor.

(b)

The applicable Originator has taken all steps necessary to perfect its security interest against each related Obligor in the Vehicles securing the Receivables.

(c)

The Receivables constitute “tangible chattel paper” within the meaning of the applicable UCC.

(d)

The Transferor owns and has good and marketable title to the Receivables free and clear of any Lien, claim or encumbrance of any Person.

(e)

All original executed copies of each agreement that constitutes or evidences the Receivables have been delivered to the Custodian.

(f)

Other than the security interest granted to the Seller pursuant to this Agreement, the Transferor has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Receivables. The Transferor has not authorized the filing of and is not aware of any financing statements against the Transferor that include a description of collateral covering the Receivables other than any financing statement relating to the security interest granted to the Purchaser hereunder or that has been terminated. The Transferor is not aware of any judgment or tax lien filings against the Transferor.

(g)

None of the agreements that constitute or evidence the Receivables has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Purchaser.

Such representations and warranties shall speak as of the Closing Date, but shall survive the transfer and assignment of the Receivables to Purchaser under this Agreement, the transfer and assignment of the Receivables to the Issuer under the Sale and Servicing Agreement and the pledge thereof to Indenture Trustee pursuant to the Indenture. These representations and warranties are not waivable.

ARTICLE IV
CONDITIONS

SECTION 4.1.

CONDITIONS TO OBLIGATION OF THE PURCHASER.  The obligation of the Purchaser to purchase the Receivables from the Transferor on the Closing Date is subject to the satisfaction of the following conditions:

(a)

Representations and Warranties True.  The representations and warranties of each of the Transferor, the Master Servicer and WFFA contained herein and in the other Basic Documents shall be true and correct on the Closing Date with the same effect as if made on the Closing Date, and each of the Transferor, the Master Servicer and WFFA shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date.

(b)

Computer Files Marked.  The Transferor shall, on or before the Closing Date, indicate in its computer files that the Receivables have been sold to the Purchaser pursuant to this Agreement, WFFA shall, on or before the Closing Date, indicate in its computer files that the Receivables have been sold to the Transferor and each Originator shall, on or before the Closing Date, indicate in its computer files that the Receivables have been sold to WFFA.

(c)

Documents to be Delivered.  The Purchaser shall have received the following, all of which shall be dated as of the Closing Date or such other date as specified:

(i)

the Schedule of Receivables;

(ii)

an Officer’s Certificate of each of the Transferor, WFFA and Master Servicer substantially in the form of Exhibit B hereto;

(iii)

opinions of counsel for the Originators, WFFA, the Transferor and the Master Servicer, in the aggregate substantially in the form of Exhibit C hereto, addressed to the Purchaser;

(iv)

copies of resolutions of the board of directors of each of the Transferor, WFFA and the Master Servicer approving the execution, delivery and performance of the Basic Documents to which each of the Transferor, WFFA and the Master Servicer is a party, and the performance of the transactions contemplated hereunder and thereunder, certified by the Secretary or an Assistant Secretary;

(v)

copies of the organizational documents of each of the Transferor, WFFA and the Master Servicer, together with all amendments, revisions and supplements thereto, certified by the Secretary of State of the state of its organization as of a recent date, to the effect that the Transferor, WFFA or the Master Servicer, as applicable, has been duly organized, is in good standing and has a legal corporate or limited liability company existence;

(vi)

UCC search reports from the appropriate offices in Minnesota and Pennsylvania as to WFFA, from the appropriate offices in Delaware as to the Transferor and from the appropriate offices in related states as to each of the Originators;

(vii)

a letter from KPMG LLP as to certain financial and statistical information in the Prospectus Supplement, which letter shall be acceptable in form and substance to the Purchaser;

(viii)

each Originator, WFFA and the Transferor shall record and file, at its own expense, on or prior to the Closing Date, a financing statement in each jurisdiction in which such filing is required by applicable law, with each Originator, as debtor and naming WFFA as purchaser or secured party and the Indenture Trustee as assignee, with WFFA, as debtor, and naming the Transferor as purchaser or secured party and the Indenture Trustee as assignee, and with the Transferor, as Transferor or debtor, and naming the Purchaser as purchaser or secured party, and the Indenture Trustee, as assignee, naming the Receivables and the related property described in Section 2.01 (a) as collateral, meeting the requirements of the laws of each such jurisdiction and in such manner as is necessary to perfect the sale, transfer, assignment and conveyance of the Receivables to the Transferor, WFFA or Purchaser, as applicable; and each Originator, WFFA and the Transferor shall deliver a file-stamped copy, or other evidence satisfactory to the Purchaser of such filings, to the Purchaser on the Closing Date;

(ix)

such other documents, certificates and opinions as may be requested by the Purchaser or its counsel.

(d)

Execution of Basic Documents.  The Basic Documents shall have been executed and delivered by the parties thereto.

(e)

Rating of the Notes.  Moody’s, Standard & Poor’s and Fitch, respectively, shall have assigned ratings of (i) “P-1”, “A-1+” and “F1+” to the Class A-1 Notes and (ii) “Aaa”, “AAA” and “AAA” to the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

(f)

Other Transactions.  The transactions contemplated by the Basic Documents shall be consummated on the Closing Date.

SECTION 4.2.

CONDITIONS TO OBLIGATION OF THE TRANSFEROR.  The obligation of the Transferor to sell the Receivables to the Purchaser on the Closing Date is subject to the satisfaction of the following conditions:

(a)

Representations and Warranties True.  The representations and warranties of the Purchaser contained herein and in the other Basic Documents shall be true and correct on the Closing Date with the same effect as if then made, and the Purchaser shall have performed all obligations to be performed by it hereunder and under the other Basic Documents on or before the Closing Date.

(b)

Payment of Receivables Purchase Price.  In consideration of the sale of the Receivables from the Transferor to the Purchaser as provided in Section 2.01, on the Closing Date the Purchaser shall have paid the Transferor an amount equal to the Receivables Purchase Price.

SECTION 4.3.

TERMINATION OF OBLIGATIONS.  The Purchaser may terminate its obligations hereunder by notice to the Transferor at any time before delivery of and payment of the purchase price for the Receivables and prior to the issuance of the Notes if:  (i) any of the conditions set forth in Section 4.1 hereof are not satisfied when and as provided therein; (ii) there shall have been the entry of a decree or order by a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to an Originator or the Transferor, or for the winding up or liquidation of the affairs of the Transferor; (iii) there shall have been the consent by an Originator or the Transferor to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshaling of assets and liabilities or similar proceedings of or relating to an Originator or the Transferor; or (iv) a Termination Event shall have occurred. The termination of the Purchaser’s obligations hereunder shall not terminate the Purchaser’s rights hereunder or its right to exercise any remedy available to it at law or in equity.  A “Termination Event” means the existence of any one or more of the following conditions:

(a)

a stop order suspending the effectiveness of the Registration Statement shall have been issued or a proceeding for that purpose shall have been initiated or threatened by the Commission;

(b)

subsequent to the execution and delivery of this Agreement, there shall have occurred an adverse change in the condition, financial or otherwise, in the earnings, affairs, regulatory situation or business prospects of an Originator or the Transferor reasonably determined by the Purchaser to be material;

(c)

a downgrading in the rating of any debt securities of the Transferor or any of its Affiliates, if any, by any “nationally recognized statistical rating organization” (as defined for purposes of Rule 436(g) under the Act) below “A” or its equivalent rating; or

(d)

subsequent to the date of this Agreement there shall have occurred any of the following: (i) any suspension or limitation of trading in securities generally on the New York Stock Exchange or any setting of minimum prices for trading on such exchange, or any suspension of trading of any securities of the Transferor on any exchange or in the over-the-counter market or a suspension or material limitation in trading in securities substantially similar to the Notes; (ii) a material disruption has occurred in securities settlement or clearance services in the United States; (iii) a general moratorium on commercial banking activities in New York declared by either Federal or New York State authorities; or (iv) the engagement by the United States in hostilities, or the escalation of such hostilities, or any calamity or crisis, if the effect of any such event specified in this clause (iv) in the reasonable judgment of the Purchaser makes it impracticable or inadvisable to proceed with the public offering or the delivery of the Notes on the terms and in the manner contemplated in the Prospectus Supplement.

ARTICLE V
COVENANTS OF TRANSFEROR

SECTION 5.1.

PROTECTION OF TITLE TO TRANSFEROR ASSETS.  Transferor covenants and agrees with Purchaser as follows:

(a)

Transferor shall authorize and file such UCC financing statements and cause to be authorized and filed such UCC continuation statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of Purchaser, Owner Trustee and Indenture Trustee in the Receivables and the proceeds thereof.  Transferor shall deliver (or cause to be delivered) to Purchaser file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

(b)

Transferor shall not change its name, identity or corporate structure or jurisdiction of organization in any manner that would, could or might make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of the UCC, unless it shall have given Purchaser, Owner Trustee and Indenture Trustee at least 60 days’ prior written notice thereof and shall have promptly filed appropriate amendments to all previously filed financing statements or continuation statements.

(c)

Transferor shall give Purchaser, Owner Trustee and Indenture Trustee at least 60 days’ prior written notice of any relocation of its principal executive office or change in its jurisdiction or organization, if, as a result of such relocation, the applicable provisions of the UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall promptly file any such amendment or new financing statement.

(d)

Transferor shall maintain its computer systems relating to installment loan recordkeeping so that, from and after the time of sale under this Agreement of its Receivables, Transferor’s master computer records (including any backup archives) that refer to a Receivable shall indicate clearly the interest of Purchaser, Issuer and Indenture Trustee in such Receivable and that such Receivable has been sold to Purchaser and by Purchaser to Issuer and is owned by Issuer and has been pledged to Indenture Trustee pursuant to the Indenture.  Indication of Purchaser’s, Issuer’s and Indenture Trustee’s interest in a Receivable shall be deleted from or modified on Seller’s computer systems when, and only when, the related Receivable shall have been paid in full or repurchased by Transferor or an Originator or purchased by Master Servicer.

(e)

If at any time Transferor shall propose to sell, grant a security interest in or otherwise transfer any interest in receivables to any prospective purchaser, lender or other transferee, Transferor shall give to such prospective purchaser, lender or other transferee computer tapes, records or printouts (including any restored from backup archives) that, if they shall refer in any manner whatsoever to any Receivable, shall indicate clearly that such Receivable has been sold to Purchaser and then sold by Purchaser to Issuer and pledged to Indenture Trustee.

(f)

Transferor shall, upon receipt of reasonable prior notice, permit Purchaser, Owner Trustee and Indenture Trustee and their respective agents at any time during normal business hours to inspect, audit and make copies of and abstracts from Transferor’s records regarding any Receivable.

(g)

Upon request at any time Purchaser, Owner Trustee or Indenture Trustee shall have reasonable grounds to believe that such request is necessary in connection with the performance of its duties under this Agreement, Transferor shall furnish to Purchaser, Owner Trustee and Indenture Trustee, within thirty (30) Business Days, a list of all Receivables (by contract number and name of Obligor) conveyed to Purchaser hereunder and then owned by Issuer, and pledged to Indenture Trustee, together with a reconciliation of such list to the Schedule of Receivables and to each of Master Servicer’s Reports furnished before such request indicating removal of Receivables from Issuer.

(h)

Transferor shall deliver or cause to be delivered to Purchaser, Owner Trustee and Indenture Trustee:

(1)

promptly after the execution and delivery of this Agreement and of each amendment hereto, an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Purchaser in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest; and

(2)

within 120 days after the beginning of each calendar year beginning with the first calendar year beginning more than four months after the Cutoff Date and until there are no Outstanding Notes, an Opinion of Counsel, dated as of a date during such 120-day period, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of Purchaser in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest.

Each Opinion of Counsel referred to in clause (1) or (2) above shall specify any action necessary (as of the date of such opinion) to be taken in the following year to preserve and protect such interest.

SECTION 5.2.

NONPETITION COVENANT.  Notwithstanding any prior termination of this Agreement, the Transferor shall not, prior to the date which is one year and one day after the termination of this Agreement with respect to Issuer, acquiesce, petition or otherwise invoke or cause Issuer to invoke the process of any court or government authority for the purpose of commencing or sustaining a case against Issuer under any Federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of Issuer or any substantial part of its property, or ordering the winding up or liquidation of the affairs of Issuer. This Section 5.2 shall survive the termination of this Agreement.

ARTICLE VI
INDEMNIFICATION AND CONTRIBUTION

SECTION 6.1.

INDEMNIFICATION

(a)

Each of the Transferor and WFFA agrees to indemnify and hold harmless the Purchaser, each of its directors, each of its officers and each person, if any, who controls the Purchaser within the meaning of Section 15 of the Securities Act (collectively referred to for the purposes of this Section 6.1 and 6.2 as the “Purchaser”) against any loss, claim, damage or liability, joint or several, to which the Purchaser may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus supplement, the Prospectus Supplement or the Base Prospectus (in the case of the Base Prospectus, to the extent it describes or purports to describe the Basic Documents) or in any amendment or supplement thereto or (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, and shall reimburse the Purchaser for any legal or other expenses reasonably incurred by the Purchaser directly in connection with investigating or preparing to defend or defending against or appearing as a third party witness in connection with any such loss, claim, damage or liability (or any action in respect thereof) as such expenses are incurred; provided, however, that neither WFFA nor the Transferor shall be liable in any such case to the extent that any such loss, claim, damage or liability (or any action in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission in reliance upon and in conformity with the Underwriter’s Information; provided, further, that such indemnity with respect to any preliminary prospectus supplement or any amendment or supplement thereto shall not inure to the benefit of the Purchaser from whom the person asserting any such loss, claim, damage or liability purchased the Notes which are the subject thereof (or to the benefit of any person controlling the Purchaser) if at or prior to the written confirmation of the sale of such Notes a copy of the Prospectus (or the Prospectus as amended or supplemented) was not sent or delivered to such person and the untrue statement or omission of a material fact contained in such preliminary prospectus supplement was corrected in the Prospectus (or the Prospectus as amended or supplemented) provided that WFFA furnished such Prospectus (as amended or supplemented) to the Purchaser reasonably prior to the delivery of such confirmation.

(b)

The Purchaser shall indemnify and hold harmless each of WFFA and the Transferor, each of its directors, each person, if any, who controls WFFA or the Transferor, as applicable, within the meaning of Section 15 of the Securities Act against any loss, claim, damage or liability, joint or several, to which they may become subject, under the Securities Act (collectively referred to solely for the purposes of this Section 6.1 and 6.2 as “WFFA” or the “Transferor”, as applicable) or otherwise, insofar as such loss, claim, damage or liability (or any action in respect thereof) arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus supplement or the Prospectus Supplement or in any amendment or supplement thereto but only to the extent that the untrue statement or alleged untrue statement was made in reliance upon and in conformity with the Underwriter’s Information, (ii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading, but only to the extent that the omission or alleged omission was made in reliance upon and in conformity with the Underwriter’s Information, (iii) any untrue statement or alleged untrue statement of a material fact contained in the Base Prospectus (in the case of the Base Prospectus, to the extent it does not describe or purport to describe the Basic Documents) or in any amendment or supplement thereto or (iv) the omission or alleged omission to state in the Base Prospectus (in the case of the Base Prospectus, to the extent not describing the Basic Documents) a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading.

(c)

Promptly after receipt by an indemnified party under this Section 6.1 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 6.1, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 6.1.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 6.1 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, an indemnified party shall have the right to employ its own counsel in any such action, but the fees, expenses and other charges of such counsel for the indemnified party will be at the expense of such indemnified party unless (1) the employment of counsel by the indemnified party has been authorized in writing by the indemnifying party, (2) the indemnified party has reasonably concluded (based upon advice of counsel to the indemnified party) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (3) a conflict or potential conflict exists (based upon advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party) or (4) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, in each of which cases the reasonable fees, disbursements and other charges of counsel will be at the expense of the indemnifying party or parties.  It is understood that the indemnifying party or parties shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements and other charges of more than one separate firm of attorneys (in addition to any local counsel) at any one time for all such indemnified party or parties. Each indemnified party, as a condition of the indemnity agreements contained in Sections 6.1(a) and 6.1(b), shall use all reasonable efforts to cooperate with the indemnifying party in the defense of any such action or claim.  No indemnifying party shall be liable for any settlement of any such action effected without its written consent, but if settled with its written consent or if there be a final judgment of the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.  No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject of such action and (ii) does not include a statement as to, or an admission of, fault, culpability or failure to act by or on behalf of an indemnified party.

SECTION 6.2.

CONTRIBUTION.  If the indemnification provided for in Section 6.1 is unavailable or insufficient to hold harmless an indemnified party under Section 6.1(a) or (b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Transferor on the one hand and the Purchaser on the other from the offering of the Notes or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of WFFA and the Transferor on the one hand and the Purchaser on the other with respect to the statements or omissions which resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations.  The relative benefits received by WFFA and the Transferor on the one hand and the Purchaser on the other with respect to such offering shall be deemed to be in the same proportion as the Receivables Purchase Price (before deducting expenses) received by WFFA and the Transferor bear to the total underwriting discounts and commissions received by the Underwriter with respect to the Notes purchased by it.  The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by WFFA and the Transferor on the one hand or the Purchaser on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission.

Each of WFFA and the Transferor and the Purchaser agree that it would not be just and equitable if contributions pursuant to this Section 6.2 were to be determined by pro rata allocation (even if the Purchaser were treated as one entity for such purpose) or by any other method of allocation which does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability referred to above in this Section 6.2 shall be deemed to include, subject to the limitations on the fees and expenses of separate counsel set forth in Section 6.1, for purposes of this Section 6.2, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such claim or any action in respect thereof.  Notwithstanding the provisions of this Section 6.2, the Purchaser shall not be required to contribute any amount in excess of the amount by which the total price at which the Notes underwritten by the Underwriters and distributed to the public were offered to the public less the amount of any damages which the Purchaser has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

ARTICLE VII
MISCELLANEOUS PROVISIONS

SECTION 7.1.

OBLIGATIONS OF TRANSFEROR.  The obligations of Transferor under this Agreement shall not be affected by reason of any invalidity, illegality or irregularity of any Receivable.

SECTION 7.2.

TRANSFEROR’S ASSIGNMENT OF PURCHASED RECEIVABLES.  With respect to all Receivables repurchased by Transferor pursuant to this Agreement, Purchaser shall assign, without recourse, representation or warranty, to Transferor all Purchaser’s right, title and interest in and to such Receivables, and all security and documents relating thereto.

SECTION 7.3.

SUBSEQUENT TRANSFER TO ISSUER AND INDENTURE TRUSTEE.  Transferor acknowledges that:

(a)

Purchaser will, pursuant to the Sale and Servicing Agreement, sell the Receivables to Issuer and assign its rights under this Agreement to the Issuer for the benefit of the Noteholders and the Certificateholders, and that the representations and warranties contained in this Agreement and the rights of Purchaser under Section 3.4 hereof are intended to benefit Issuer, the Owner Trustee, the Noteholders and the Certificateholders.  Transferor hereby consents to such sale and assignment.

(b)

Issuer will, pursuant to the Indenture, pledge the Receivables and its rights under this Agreement to the Indenture Trustee for the benefit of the Noteholders, and that the representations and warranties contained in this Agreement and the rights of Purchaser under this Agreement, including under Section 3.4 are intended to benefit the Indenture Trustee and the Noteholders.  Transferor hereby consents to such pledge.

SECTION 7.4.

AMENDMENT.  (a)  This Agreement may be amended by Transferor and the Purchaser, without the consent of the Master Servicer, the Indenture Trustee, the Owner Trustee any Noteholder or Certificateholder; provided that such amendment shall not, as evidenced by an Opinion of Counsel delivered to the Indenture Trustee and the Owner Trustee, materially and adversely affect the interests of the Noteholders or Certificateholders, the Indenture Trustee or the Owner Trustee; provided, further, that such amendment shall be deemed not to materially and adversely affect the interests of any Noteholder or Certificateholder, and no Opinion of Counsel shall be required, if the Rating Agency Condition is satisfied with respect to such amendment.

(b)

Any term or provision of this Agreement may be amended by the Transferor and the Purchaser, but without the consent of the Indenture Trustee, any Noteholder or Certificateholder, the Owner Trustee or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Seller, the Master Servicer or any of their Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle, it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied.

(c)

This Agreement may also be amended from time to time by Transferor and Purchaser, with the consent of the Master Servicer, Owner Trustee and Indenture Trustee, the consent of the Holders of Notes evidencing not less than a majority of the Outstanding Amount of the Notes and the consent of the Holders of Certificates evidencing not less than a majority of the Certificate Balance for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement; provided that no such amendment shall (i) reduce the interest rate or principal amount of any Note or delay any Payment Date or Final Scheduled Payment Date of any Note or (ii) reduce the aforesaid percentage of the Outstanding Amount of the Notes and the Certificate Balance, the Holders of which are required to consent to any such amendment, without the consent of the Holders of all the outstanding Notes of each Class affected thereby and the Holders of all the outstanding Certificates.

(d)

Prior to the execution of any amendment or consent under this Section 7.4, Purchaser shall furnish written notification of the substance of such amendment or consent to each Rating Agency, Owner Trustee and Indenture Trustee.  Promptly after the execution of any amendment or consent pursuant to Subsection (c) above, Purchaser shall furnish written notification the substance of such amendment or consent to each Noteholder, Certificateholder, Owner Trustee and Indenture Trustee.

(e)

It shall not be necessary for the consent of Certificateholders or Noteholders pursuant to this Section to approve the particular form of any proposed amendment or consent, but it shall be sufficient if such consent shall approve the substance thereof.

(f)

Prior to the execution of any amendment to this Agreement, Purchaser, Owner Trustee and Indenture Trustee shall be entitled to receive and rely conclusively upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied and the Opinion of Counsel referred to in Section 5.1(h)(1) has been delivered.  Purchaser, Owner Trustee and Indenture Trustee may, but shall not be obligated to, enter into any such amendment which affects Purchaser’s, Owner Trustee’s or Indenture Trustee’s, as applicable, own rights, duties or immunities under this Agreement or otherwise.

SECTION 7.5.

WAIVERS.  No failure or delay on the part of Purchaser in exercising any power, right or remedy under this Agreement shall operate as a waiver thereof, nor shall any single or partial exercise of any such power, right or remedy preclude any other or further exercise thereof or the exercise of any other power, right or remedy.

SECTION 7.6.

NOTICES.  All demands, notices and communications pursuant to this Agreement to either party shall be in writing, personally delivered, or sent by telecopier, overnight mail or mailed by certified mail, return receipt requested, and shall be deemed to have been duly given upon receipt at the address set forth in Exhibit A attached hereto or at such other address as may be designated by it by notice to the other party.

SECTION 7.7.

COSTS AND EXPENSES.  Transferor will pay all expenses incident to the performance of its obligations under this Agreement and all expenses in connection with the perfection as against third parties of Purchaser’s right, title and interest in and to the Transferor Assets and Purchaser agrees to pay expenses incident to the performance of its obligations under this Agreement.

SECTION 7.8.

REPRESENTATIONS TO TRANSFEROR.  The respective agreements, representations, warranties and other statements by Transferor and Purchaser set forth in or made pursuant to this Agreement shall remain in full force and effect and will survive the Closing Date and any sale, transfer or assignment of the Receivables by Purchaser.

SECTION 7.9.

GOVERNING LAW.  THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW, BUT OTHERWISE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 7.10.

COUNTERPARTS.  This Agreement may be executed in two or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same instrument.

SECTION 7.11.

THIRD PARTY BENEFICIARIES.  Each of the Issuer, Owner Trustee (individually and in its capacity as such), Indenture Trustee (individually and in its capacity as such) and the Underwriters is an intended third party beneficiary of this Agreement.

It is acknowledged and agreed that the provisions of this Agreement may be enforced by or on behalf of such Persons to the same extent as if it were a party hereto.

IN WITNESS WHEREOF, the parties hereby have caused this Purchase Agreement to be executed by their respective officers thereunto duly authorized as of the date and year first above written.

WELLS FARGO FINANCIAL RECEIVABLES, LLC

By:

/s/ Steven N. Owenson

Name:  Steven N. Owenson

Title:    Treasurer

ACE SECURITIES CORP.

By:

/s/ Douglas K. Johnson

Name:  Douglas K. Johnson

Title:    President

Acknowledged and agreed with
respect to Article VI of the Purchase Agreement:

WELLS FARGO FINANCIAL ACCEPTANCE, INC.

By:/s/ Steven N. Owenson

Name:  Steven N. Owenson

Title:    Treasurer